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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-84304) and S-8 (No. 333-64246) of Hampton Roads Bankshares, Inc. of our report dated February 12, 2001 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Harrisburg, Pennsylvania
March 25, 2003